EXHIBIT 99.1

                              GENESIS ENERGY, INC.
               BALANCE SHEET FOR THE YEAR ENDED DECEMBER 31, 2004
                        AND INDEPENDENT AUDITORS' REPORT



                          INDEPENDENT AUDITORS' REPORT



To Genesis Energy, Inc.:
Houston, Texas

We have audited the accompanying balance sheet of Genesis Energy, Inc. (the "Company") as of December 31, 2004. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


/s/  Deloitte & Touche LLP

Houston, Texas
July 25, 2005

                              GENESIS ENERGY, INC.
                                  BALANCE SHEET



                                                          December 31,
                 ASSETS                                       2004
                                                        --------------

CURRENT ASSETS
Cash                                                     $     421,093
Miscellaneous receivable                                         1,796
Prepaid insurance premiums                                     254,626
                                                        --------------

     Total current assets                                      677,515

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                     6,789,183

OTHER ASSETS                                                   453,599
                                                        --------------

TOTAL                                                   $    7,920,297
                                                        ==============



   LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses                   $     977,000
Accounts payable - affiliate                                  146,037
                                                        -------------

     Total current liabilities                              1,123,037

DEFERRED TAX LIABILITY                                          2,869

STOCKHOLDER'S EQUITY
Common stock, 1,000 shares, $0.0001 par value                       1
Additional paid-in capital                                  7,196,153
Accumulated deficit                                          (401,763)
                                                       --------------

     Total stockholder's equity                             6,794,391
                                                       --------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $    7,920,297
                                                       ==============

               The accompanying notes are an integral part of this
                              financial statement.

                              GENESIS ENERGY, INC.
                             NOTES TO BALANCE SHEET
                             AS OF DECEMBER 31, 2004


1. Organization and Summary of Significant Accounting Policies

Organization

   Genesis Energy, Inc. (the "Company") is a Delaware corporation that is the general partner of Genesis Energy, L.P. ("GELP") and Genesis Crude Oil, L.P. ("GCOLP"), and the subsidiary partnerships of Genesis Crude Oil, L.P. GELP is a publicly traded Delaware limited partnership listed on the American Stock Exchange under symbol GEL. GELP conducts substantially all of its business through GCOLP, of which GELP owns a 99.99% limited partner interest. GCOLP is a limited partnership that is engaged in gathering, marketing and transportation of crude oil and wholesale marketing of carbon dioxide. Beginning in 2005, GCOLP is also engaged in gathering, marketing and transportation of natural gas. In April 2005, GCOLP also acquired a 50% interest in T&P Syngas Supply Company, a general partnership that provides syngas processing services. The personnel who manage and operate the assets of GELP and GCOLP are employed by the Company.

   The Company is owned by Denbury Gathering and Marketing, Inc. a wholly-owned subsidiary of Denbury Resources, Inc. ("Denbury").

Investments in Unconsolidated Affiliates

   Investments in Unconsolidated Affiliates represents the Company's 2% general partner interest and 7.25% limited partner interest in GELP and the Company's 0.01% general partner interest in GCOLP. The Company serves as the general partner of Genesis Pipeline Texas, L.P., Genesis Pipeline USA, L.P., Genesis CO2 Pipeline, L.P., Genesis Natural Gas Pipeline, L.P. and Genesis Syngas Investments, Inc., but has no direct economic interest in these entities, all of which are subsidiaries of GCOLP.

   The equity method of accounting is used to account for the Company's investments in GELP and GCOLP.

   The Company's investment in GCOLP and GELP of $7.2 million exceeded its percentage of net equity of those investments at the time of acquisition by $2.2 million, which represents goodwill and is not subject to amortization. The fair value of the investment in those unconsolidated subsidiaries was $11.1 million at December 31, 2004, based on quoted market value.

Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any at the date of the balance sheet. Actual results could differ from these estimates.

Cash and Cash Equivalents

   Cash and cash equivalents consist of all demand deposits. The Company has no requirement for compensating balances or restrictions on cash.

Other Assets

   Other assets consist of amounts invested in mutual funds with an insurance company to secure payment of amounts owed related to employee insurance programs.

Federal Income Taxes

   The Company is a wholly-owned subsidiary of Denbury, and, as such, is included in the federal income tax return of Denbury. Income taxes are accounted for using the liability method under which deferred income taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities using the enacted statutory tax rates in effect at year-end. The effect on deferred taxes for a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.

   The Company's deferred tax liability relates to temporary differences based on tax laws and statutory rates in effect at the December 31, 2004 balance sheet date. The primary source of these temporary differences relates to differences in the income the Company recognizes for financial statements purposes and tax purposes from its investments in GELP and GCOLP.

Cash Dividends

   Cash dividends are typically paid to Denbury quarterly at the same time that the Company receives cash distributions from GELP and GCOLP.

Accounts Payable and Accrued Expenses

   Accounts payable and accrued expenses consist of amounts related to the payroll and benefits of the personnel who manage and operate the assets of GCOLP and GELP. The Company is reimbursed by GCOLP for all costs it incurs related to those personnel.

Fair Value of Financial Instruments

   The carrying values of cash and cash equivalents, accounts receivable and accounts payable in the Balance Sheet approximated fair value due to the short maturity of these instruments.

2. Investments in Unconsolidated Affiliates

   At December 31, 2004, the Company's significant unconsolidated affiliates accounted for by the equity method included its 9.25% economic interest in GELP and its 0.01% economic interest in GCOLP. The Company has significant influence over GELP and GCOLP; however, its control is limited under the limited partnership agreement and therefore, GELP and GCOLP are not consolidated. Since GELP owns substantially all of GCOLP's consolidated assets and conducts substantially all of GCOLP's business and operations, the information set forth herein constitutes combined information for GELP and GCOLP (in thousands).


                                                              December 31,
                 ASSETS                                           2004
                                                            --------------

Current assets                                              $       77,396

Fixed assets, net                                                   33,786

Other long-term assets, net                                         31,972
                                                            --------------

TOTAL                                                       $      143,154
                                                            ==============



   LIABILITIES AND PARTNERS' CAPITAL


Current liabilities                                         $       81,938

Long term debt and other long-term liabilities                      15,460

Partners' equity                                                    45,756
                                                            --------------

TOTAL                                                       $      143,154
                                                            ==============

3. Transactions with Related Parties

   At December 31, 2004, the Company had a net payable to GCOLP for payment of operating expenses. Such amounts have been included in the Company's balance sheet.

4. Commitments and Contingencies

     The Company and GELP have guaranteed the bank debt of GCOLP, which consisted of $15.3 million of debt and $12.6 million in letters of credit at December 31, 2004. There are no guarantees by Denbury or any of its other subsidiaries of the debt the Company, GELP or GCOLP.